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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2000

                                 ENTREMED, INC.
                 (Exact name of issuer as specified in charter)

           Delaware                        0-20713                      58-1959440
(State or other jurisdiction of    (Commission File Number)  (I.R.S. Employer Identification
        incorporation                                                     Number)

                            9640 Medical Center Drive
                               Rockville, Maryland
                               -------------------
                    (Address of principal executive offices)

                                      20850
                                      -----
                                   (Zip code)

                                 (301) 217-9858
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         Filed herewith as Exhibits 99.1 and 99.2 are copies of press releases issued by EntreMed, Inc. (the "Company") on June 2, 2000 and June 6, 2000, respectively. Such press releases are incorporated herein by reference.

         In reference to the press release incorporated herein as Exhibit
99.1, on June 8th, 2000, the Company was served with legal documents from Abbott Laboratories, an Illinois corporation, as a defendant in a lawsuit over inventorship and rights to the antiangiogenic properties of the kringle 5 molecule. Also named as defendants in the lawsuit were Children's Medical Center in Boston, Dr. Judah Folkman, Dr. Michael O'Reily and Dr. Yihai Cao.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        The exhibits listed in the Exhibit Index are filed herewith.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, EntreMed, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ENTREMED, INC.
                               (Registrant)



                               /s/ R. NELSON CAMPBELL
                               ------------------------------
                               R. Nelson Campbell
                               Chief Financial Officer



Date:  June 12, 2000

                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Text of Press Release, dated June 2, 2000.

99.2                       Text of Press Release, dated June 6, 2000.



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